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                                                                   EXHIBIT 10.6


                     IRREVOCABLE PROXY AND VOTING AGREEMENT

      COVERING PREFERRED STOCK OF VISTA LASER CENTERS OF THE PACIFIC, INC.


         This IRREVOCABLE PROXY and VOTING AGREEMENT (this "Proxy") is executed as of April 23, 1996, by VISTA TECHNOLOGIES INC., a Nevada corporation (the "Stockholder"), in favor of THE DULY ELECTED AND ACTING BOARD OF DIRECTORS OF VISTA LASER CENTERS OF THE PACIFIC, INC., a Nevada corporation ("PROXYHOLDER"), with reference to all shares of voting capital stock in VISTA LASER CENTERS OF THE PACIFIC, INC., a Nevada corporation (the "Corporation"), owned of record and beneficially by the Stockholder (all of such shares of voting stock being herein called the "Voting Shares"). Any other voting capital stock of the Corporation hereafter received by the Stockholder as a result of acquisition or conversion or reclassification of such Voting Shares into another class of stock or as a result of stock dividends or other distributions with respect to the Voting Shares shall be subject to this Proxy and included within the definition of Voting Shares for the purposes hereof.

         WHEREAS, the parties hereto believe it to be essential to their respective interests and to the interests of the Corporation to assure continuity of the policies and management of the Corporation by having the Voting Shares of the Corporation subject to this Proxy and voted and dealt with as herein provided for the period of time specified herein;

         NOW, THEREFORE, and in consideration of the premises and of the covenants and agreements herein contained, it is mutually agreed as follows:

         SECTION 1. GRANT OF PROXY. The undersigned Stockholder, acting in consideration of the investment of the Corporation in the Stockholder, HEREBY APPOINTS the PROXYHOLDER as the true and lawful attorney-in-fact, agent and proxy of the undersigned Stockholder, with full power of substitution, to vote all shares of the Corporation's common stock and any other Voting Shares which the undersigned Stockholder may be entitled to vote at any meeting of stockholders of the Corporation, or otherwise, and at any adjournment thereof, with all powers which the undersigned Stockholder would possess if personally present, including the right to vote, give consents and execute waivers in respect to all matters, whether or not in the ordinary course of business of the Corporation. The proxy granted by this Section 1 shall be personal to the PROXYHOLDER and may not be assigned or transferred by the PROXYHOLDER to any other party.

         SECTION 2. IRREVOCABLE NATURE AND TERM OF THIS PROXY. This proxy, having been granted in consideration of the investment of the Corporation in shares of the common stock of the Stockholder, shall be deemed a proxy coupled with an interest and shall be irrevocable until five years after the date of this Agreement.

         SECTION 3. OWNERSHIP OF, AND RESTRICTIONS UPON, PROXY SHARES. The undersigned Stockholder hereby represents and warrants that (a) the undersigned Stockholder owns of record and beneficially 500,000 shares of the Corporation's Series B preferred stock; and (b) the undersigned Stockholder has not granted, and for the term hereof will not grant, any proxy or other voting interest with respect to such shares to any other party. Nothing herein shall be construed to prohibit the sale, assignment or other disposition of all, or any portion from time to time, of the Voting Shares by the Stockholder to an unaffiliated third party in a bona fide sale transaction free and clear of the provisions of this Proxy.
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         SECTION 5. LEGEND. The undersigned Stockholder agrees to cause the certificates evidencing the Voting Shares to be promptly imprinted with a legend referring to the proxy and voting agreement imposed by this Proxy agreement and to furnish evidence thereof to the PROXYHOLDER and the Corporation.

         SECTION 6. FILING OF PROXY. The undersigned Stockholder authorizes and directs the PROXYHOLDER to file this Proxy with the Secretary of the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"STOCKHOLDER"                          VISTA TECHNOLOGIES INC.


                                       By:_____________________________________
                                              Thomas A. Schultz, President



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THE UNDERSIGNED CORPORATION HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF
THE ABOVE IRREVOCABLE PROXY AND VOTING AGREEMENT


         "CORPORATION"                 VISTA LASER CENTERS OF THE PACIFIC, INC.


                                       By:_____________________________________
                                               J. Robert Griffin, Chairman


LEGEND TO BE IMPRINTED ON THE VOTING SHARE CERTIFICATES AND ANY REISSUANCE(S) OR CONVERSION THEREOF INTO COMMON STOCK AND STOCK DIVIDENDS OR OTHER VISING SECURITIES DISTRIBUTED WITH RESPECT THERETO:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AND VOTING AGREEMENT EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE IN FAVOR OF THE BOARD OF DIRECTORS OF THE CORPORATION. A COPY MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.


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